SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                February 25, 2004
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



                   1999 Broadway, Suite 4300, Denver, CO 80202
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               (Address of principal executive offices) (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5: Other Events

     On February 25, 2004 the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference. The press release relates to an announcement by Registrant that it is increasing prices on all non-contract titanium mill and melted products for new orders.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No. Exhibit List
           -------- ------------------------------------------------------------

           99.1      Press Release dated February 25, 2004 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               TITANIUM METALS CORPORATION
                               (Registrant)




                               By: /s/ Matthew O'Leary
                                    Matthew O'Leary
                                    Corporate Attorney and Assistant Secretary


Date: February 24, 2004

                                                                            99.1


                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                                CONTACT:

Titanium Metals Corporation                           Bruce P. Inglis
1999 Broadway, Suite 4300                             VP--Finance
Denver, Colorado 80202                                    & Corporate Controller
                                                      (303) 296-5600


                         TIMET ANNOUNCES PRICE INCREASE

     DENVER, COLORADO . . . February 25, 2004 . . . Due to significant increases in raw material and energy costs and strengthening demand across several key titanium markets, Titanium Metals Corporation (TIMET) (NYSE: TIE) announced that it is increasing pricing for titanium mill and melted products by 8-11% starting immediately.

     According to J. Landis Martin, Chairman & CEO of TIMET, "TIMET and other companies in the titanium industry have experienced significant increases in raw material costs over the last few months, principally in titanium feedstocks (titanium sponge and scrap). We believe this is due mainly to increased competition for those same feedstocks from the global ferro-titanium industry, combined with current low levels of titanium scrap generation and somewhat higher demand for titanium products."

     Martin continued, "To date, TIMET has absorbed the brunt of these increased costs, while working with our customers to mitigate the impact through supply chain and technology innovation. Unfortunately, we must pass along a portion of these costs to achieve sustained profitability and be in a position to reinvest in our business in support of key customers and markets. Further cost escalations similar to those experienced recently could necessitate additional pricing actions in the near future."

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at www.timet.com.

                                    o o o o o